ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#

AMRI®
Albany Molecular Research Inc.
PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE
DESIGNATION (IF ANY)
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CUSIP	XXXXXX XX X		
Holder ID	XXXXXXXXXX		
Insurance Value	1,000,000.00		
Number of Shares	123456		
DTC	12345678 123456789012345		
Certificate Numbers	Num/No.	Denom.	Total
1234567890/1234567890	1	1	1
1234567890/1234567890	2	2	2
1234567890/1234567890	3	3	3
1234567890/1234567890	4	4	4
1234567890/1234567890	5	5	5
1234567890/1234567890	6	6	6
Total Transaction			7

COMMON STOCK

PAR VALUE $0.01

Certificate Number
ZQ00000000

AMRI®
Albany Molecular Research Inc.

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX

Shares
000000**************
****000000****************
*****000000***************
******000000**************
*******000000*************

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

MR. SAMPLE & MRS. SAMPLE &
MR. SAMPLE & MRS. SAMPLE

CUSIP 012423 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

***ZERO HUNDRED THOUSAND
ZERO HUNDRED AND ZERO***

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) EACH OF THE COMMON STOCK OF

ALBANY MOLECULAR RESEARCH, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation, as the same may be from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

President

ALBANY MOLECULAR RESEARCH, INC.
1998
DELAWARE

Secretary

DATED DD-MMM-YYYY

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE INC.
TRANSFER AGENT AND REGISTRAR,

By ______________________
AUTHORIZED SIGNATURE

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